SUPPLEMENT TO THE

FIDELITY® VALUE FUND

December 29, 2001

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information in the "Investment Policies and Limitations" section on page 2.

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participants or other forms of debt instruments.

The following information replaces similar information in the "Investment Policies and Limitations" section on page 3.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

The following information replaces similar information found in the "Management Contract" section on page 21.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the S&P 500.

Effective December 1, 2002, for the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of a blend of the performance of the S&P 500 and the Russell Midcap Value Index.

The following information replaces similar information found in the "Management Contract" section on page 23.

Computing the Performance Adjustment. The basic fee for Value Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of a blend of the S&P 500 and the Russell Midcap Value Index for Value Fund. The performance period consists of the most recent month plus the previous 35 months.

For the period prior to December 1, 2002, the fund compares its performance to the S&P 500 (Prior Index). For the period beginning December 1, 2002, the fund compares its performance to the Russell Midcap Value Index (Current Index). Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period the fund's performance will be compared to a 36 month blended index return that reflects the performance of the Current Index for the portion of the 36 month performance measurement period beginning December 1, 2002 and the performance of the Prior Index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the Prior Index will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Current Index.

If the Trustees determine that another index is appropriate for Value Fund, they may designate a successor index to be substituted.

The following information replaces similar information found in the "Management Contract" section on page 23.

The record of the S&P 500 is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

VALB-02-01 November 22, 2002
1.717657.107

The records of the S&P 500 and Russell Midcap Value Index for Value Fund are based on change in value and each is adjusted for any cash distributions from the companies whose securities compose the indexes. Because the adjustment to the basic fee is based on Value Fund's performance compared to the blended investment records of the S&P 500 and Russell Midcap Value Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the blended records of the indexes. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

Effective January 1, 2002, Mr. Pozen no longer serves as a Member of the Advisory Board of Capital Trust. The following information has been removed from the "Trustees and Officers" section on page 19.

ROBERT C. POZEN (55), Member of the Advisory Board (2001), is Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as a Trustee and Senior Vice President of the Fidelity funds (1997-2001). In addition, he also served as President and a Director of FMR (1997-2001), Fidelity Management & Research (U.K.) Inc. (1997-2001), Fidelity Management & Research (Far East) Inc. (1997-2001), Fidelity Investments Money Management, Inc. (1998-2001), and FMR Co., Inc. (2000-2001); a Director of Strategic Advisers, Inc. (1999-2001); and General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Effective November 13, 2002, Mr. Stavropoulos has been elected to the Board of Trustees of Capital Trust. The following information replaces similar information found in the "Trustees and Officers" section on page 19.

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Effective July 18, 2002, Mr. Spillane no longer serves as Vice President of Value Fund. The following information has been removed from the "Trustees and Officers" section on page 19.

RICHARD A. SPILLANE, JR. (50) is Vice President of Value Fund. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Effective July 18, 2002, Mr. McDowell serves as Vice President of Value Fund. The following information supplements similar information in the "Trustees and Officers" section beginning on page 17.

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of Value Fund. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Effective March 14, 2002, Mr. Dwight no longer serves as Treasurer of Value Fund. The following information has been removed from the "Trustees and Officers" section on page 17.

ROBERT A. DWIGHT (43) is Treasurer of Value Fund (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Effective March 14, 2002, Ms. Dwyer serves as Treasurer of Value Fund. The following information replaces similar information in the "Trustees and Officers" section on page 19.

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Value Fund. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Effective July 18, 2002, Mr. Knox serves as Assistant Treasurer of Value Fund. The following information supplements similar information in the "Trustees and Officers" section beginning on page 19.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Value Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Effective July 18, 2002, Mr. Maloney no longer serves as Assistant Treasurer of Value Fund. The following information has been removed from the "Trustees and Officers" section on page 19.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Value Fund. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Supplement to the
Fidelity® Value Fund
December 29, 2001
Prospectus

The following information replaces similar information found under the heading "Principal Investment Strategies" in the "Investment Details" section on page 6.

FMR invests in securities of companies that possess valuable fixed assets or that it believes are undervalued in the marketplace in relation to factors such as the issuing company's assets, earnings, or growth potential. These companies generally have one or more of the following characteristics: (1) valuable fixed assets; (2) valuable consumer or commercial franchises or potentially valuable transportation routes; (3) selling at low market valuations of assets relative to the securities market in general, or companies that may currently be earning a very low return on assets but which have the potential to earn higher returns if conditions in the industry improve; (4) are undervalued in relation to their potential for growth in earnings, dividends, and book value; or (5) have recently changed management or control and have the potential for a "turnaround" in earnings. The stocks of these companies are often called "value" stocks. FMR may also invest the fund's assets in convertible securities and debt securities.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 7.

Value Fund seeks capital appreciation.

The following information supplements information found in the "Fund Management" section on beginning on page 16.

Effective December 1, 2002, the fund will compare its performance to the Russell Midcap Value Index. Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period the fund's performance will be compared to a blended index return that reflects the performance of the Russell Midcap Value Index for the portion of the 36 month performance measurement period beginning December 1, 2002, and the performance of the S&P 500 for the remainder of the measurement period. At the conclusion of the transition period, the performance of the S&P 500 will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Russell Midcap Value Index.

VAL-02-02 November 22, 2002
1.731271.105